                                                                   EXHIBIT 10.61

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                              THIRD AMENDMENT TO

                             MCI CARRIER AGREEMENT

This Third Amendment is made as of this 1 day of August, 1996, between MCI TELECOMMUNICATIONS CORPORATION ("MCI") and ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("Customer"), an association of carriers which are subject to the Communications Act of 1934, as amended, with offices located at 111 Congress Avenue, Suite 3000, Austin, Texas 78701.

WHEREAS, Customer and MCI entered into an MCI Carrier Agreement, signed by MCI on November 9, 1995, as heretofore amended (as amended, the "Agreement"); and

WHEREAS, Customer and MCI desire to enter into this Third Amendment for the purpose of further amending the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and MCI agree as follows:

     1. The following is hereby added as a final sentence to Paragraph 1(b) of the Agreement:

     For purposes of this Agreement, all references herein to "MCI 800 DAL Service" shall be deemed to refer to "MCI Toll Free DAL Services"

     2. Paragraphs 7(b)(2) and 7(b)(3) of the Agreement are hereby deleted in their entirety and replaced with the following:

     (2) For domestic interstate inbound services terminating via dedicated access from an MCI point of presence (except for service originating from Alaska, Hawaii, Puerto Rico, and the U.S. Virgin Islands for which Customer shall pay Tariff rates less applicable Tariff discounts and less an additional [___________________] discount), Customer will pay the following applicable postalized rate per minute for domestic interstate MCI 800 DAL Service originating in the following LATA groups:

                               MCI CONFIDENTIAL

          LATA        Rate
          Group       Per Minute
          -----       ----------
          1           [____]
          2           [____]
          3           [____]
          4           [____]
          5           [____]
          6           [____]
          7           [____]
          8           [____]
          9           [____]
          10          [____]
          ECC         [____]

     (3) For purposes of Paragraph 7(b)(2) above, the LATA Groups for MCI domestic interstate 800 DAL Service are as follows;

                    GROUP 1
                    LATA      City                 State
                    ----      ----                 -----
                    721       Las Vegas            NV
                    228       Philadelphia         PA
                    732       San Diego            CA
                    736       Monterey             CA
                    734       Bakersfield          CA
                    722       San Francisco        CA
                    222       Trenton              NJ
                    220       Atlantic City        NJ
                    242       Salisbury            MD
                    238       Baltimore            MD
                    236       Washington DC        VA
                    224       Newark               NJ
                    252       Norfolk              VA
                    254       Charleston           WV
                    246       Culpepper            VA
                    248       Richmond             VA
                    956       Bristol              VA
                    250       Lynchburg            VA
                    240       Hagerstown           WV
                    730       Los Angeles          CA
                    738       Stockton             CA
                    256       Clarksburg           WV
                    922       Cincinnati           OH
                    320       Cleveland            OH
                    232       Northeast            PA
                    720       Reno                 NV
                    358       Chicago              IN
                    740       San Luis             CA
                    728       Fresno               CA

                    GROUP 2
                    LATA      City                 State
                    ----      ----                 -----
                    340       Detroit              MI
                    927       Harrisonburg         VA
                    928       Charlottesville      VA

                                MCI CONFIDENTIAL

                    929       Edinburg             VA
                    456       Daytona Beach        FL
                    460       Miami                FL
                    556       Waco                 TX
                    540       El Paso              TX
                    330       Evansville           IN
                    562       Beaumont             TX
                    428       Wilmington           NC
                    442       Augusta              GA
                    484       Biloxi               MS
                    452       Jacksonville         FL
                    490       New Orleans          LA
                    486       Shreveport           LA
                    973       Palm Springs         CA
                    374       Springfield          IL
                    338       Bloomington          IN
                    444       Albany               GA
                    370       Champlain            IL
                    234       Pittsburgh           PA
                    438       Atlanta              GA
                    356       Milwaukee            WI
                    488       Lafayette            LA
                    568       Brownsville          TX
                    230       Altoona              PA
                    430       Greenville           SC
                    477       Huntsville           AL
                    448       Pensacola            FL

                    Group 3
                    LATA      City              State
                    ----      ----              -----
                    324       Columbus          OH
                    346       Lansing           MI
                    520       St Louis          MO
                    424       Greensboro        NC
                    482       Jackson           MS
                    420       Asheville         NC
                    336       Indianapolis      IN
                    476       Birmingham        AL
                    542       Midland           TX
                    550       Abilene           TX
                    564       Corpus Christi    TX
                    522       Springfield       MO
                    666       Phoenix           AZ
                    322       Youngstown        OH
                    526       Fort Smith        AR
                    668       Tuscon            AZ
                    566       San Antonio       TX
                    454       Gainesville       FL
                    328       Dayton            OH
                    244       Roanoke           VA
                    458       Orlando           FL
                    656       Denver            CO
                    658       Colo. Springs     CO
                    530       Pine Bluff        AR
                    558       Austin            TX
                    548       Wichita Falls     TX
                    348       Grand Rapids      MI
                    952       Tampa             FL
                    360       Rockford          IL
                    560       Houston           TX
                    426       Raleigh           NC
                    552       Dallas            TX
                    446       Macon             GA
                    226       Capital           PA

                               MCI CONFIDENTIAL

                    624       Duluth            MN
                    528       Little Rock       AR
                    325       Akron             OH
                    474       Knoxville         TN
                    492       Baton Rouge       LA
                    468       Memphis           TN

                   GROUP 4
                   LATA       City              State
                   ----       ----              -----
                   951        Rocky Mount       NC
                   436        Charleston        SC
                   364        Dekalb            IL
                   980        Navajo            AZ
                   434        Colombia          SC
                   524        Kansas City       MO
                   664        New Mexico        NM
                   470        Nashville         TN
                   726        Sacramento        CA
                   462        Louisville        KY
                   464        Owensboro         KY
                   536        Oklahoma City     OK
                   949        Fayetteville      NC
                   652        Boise             ID
                   724        Chico             CA
                   432        Florence          SC
                   654        Cheyenne          WY
                   660        Utah              UT
                   544        Lubbock           TX
                   981        Navajo Terr       UT
                   628        Minneapolis       MN
                   920        Connecticut       CT
                   368        Peoria            IL
                   939        Ft Meyers         FL
                   953        Tallahassee       FL


                   GROUP 5
                   LATA       City              State
                   ----       ----              -----
                   472        Chattanooga       TN
                   133        Poughkeepsie      NY
                   644        Omaha             NE
                   534        Topeka            KS
                   538        Tulsa             OK
                   532        Wichita           KS
                   478        Montgomery        AL
                   354        Madison           WI
                   342        Marquette         MI/WI
                   554        Longview          TX
                   674        Seattle           WA
                   670        Eugene            OR
                   326        Toledo            OH
                   344        Saginaw           MI

                   GROUP 6
                   LATA       City              State
                   ----       ----              -----
                   672        Portland          WA
                   332        South Bend        IN
                   546        Amarillo          TX
                   376        Quincy            IL
                   924        Erie              PA
                   480        Mobile            AL
                   422        Charlotte         NC

                               MCI CONFIDENTIAL

                   634        Davenport         IA
                   648        Great Falls       MT
                   350        Green Bay         WI
                   138        Binghampton       NY
                   630        Billings          MT

                   GROUP 7
                   LATA       City              State
                   ----       ----              -----
                   521        Columbia          MO
                   132        New York          NY
                   136        Syracuse          NY
                   334        Auburn            IN
                   450        Panama City       FL
                   140        Buffalo           NY
                   570        Bryan             TX
                   646        Grand Island      NE
                   632        Des Moines        IA
                   635        Cedar Rapids      IA
                   961        San Angelo        TX
                   676        Spokane           WA
                   937        Richmond          IN
                   466        Winchester        KY
                   938        Terre Haute       IN
                   977        Macomb            IL
                   352        Eau Claire        WI
                   134        Albany            NY

                   GROUP 8
                   LATA       City              State
                   ----       ----              -----
                   923        Lima              OH
                   366        Bloomington       IL
                   626        St Cloud          MN
                   362        Cairo             IL
                   640        Sioux Falls       SD
                   130        Rhode Island      RI
                   128        Boston            MA
                   932        Blue Field        WV
                   126        Springfield       MA
                   630        Sioux Falls       IA
                   636        Fargo             MN
                   122        New Hampshire     NH

                   GROUP 9
                   LATA       City              State
                   ----       ----              -----
                   440        Savannah          GA
                   620        Rochester         MN
                   124        Vermont           VT
                   978        Olney             IL
                   120        Maim              ME
                   638        Bismark           ND
                   960        Couer D'Arlene    ID

                   GROUP 10
                   LATA       City              State
                   ----       ----              -----
                   976        Mattoon           IL
                   974        Rochester         NY
                   958        Lincoln           NE
                   963        Kalispell         MT

                               MCI CONFIDENTIAL

                   ECC
                   ---
                   AK
                   HI
                   PR
                   USVI

     3. PARAGRAPH 7(B)(5) OF THE AGREEMENT IS HEREBY DELETED AND THE FOLLOWING IS INSERTED IN ITS PLACE:


     (5) For MCI 800 service calls that originate in Canada and terminate in the domestic United States via dedicated access (excluding service to Hawaii, Alaska, U.S. Virgin Islands and Puerto Rico, for which Customer shall pay Tariff Rates less applicable Tariff discounts), Customer shall pay the following rates, determined based on the number of minutes of such 800 DAL service purchased in such month:

          Minutes of MCI 800 DAL
          Service originating in Canada           Rate Per Minute
          ------------------------------           ---------------
                     [____________]                      *
               [__________________]                      [___]
               [__________________]                      [___]
               [__________________]                      [___]
             [_________]                                 [___]

          * Customer will receive the maximum discount associated with the VIP Plus at the three (3) year and [____________________________________]
          annual commitment level and on MOD on all MCI 800 DAL Service usage originating in Canada.

     4.   THE FOLLOWING IS HEREBY ADDED AS NEW PARAGRAPH 7(Q) OF THE AGREEMENT:

          (q)  MCI Hyperstream/SM/ Frame Relay Service
               -----------------------------------

          Members may purchase MCI Hyperstream/SM/ Frame Relay Service ("Hyperstream Service"), pursuant to a Hyperstream/SM/ Frame Relay Network Pricing Plan at the maximum discount level provided in the Tariff, as provided in the MCI Hyperstream/SM/ Frame Relay Enrollment Form and Agreement attached hereto as Attachment H ("Hyperstream Enrollment Form"). Hyperstream Service shall be provided to and purchased by Members pursuant to the terms and conditions of the Tariff and the Hyperstream Enrollment Form.

     5. PARAGRAPH 10(b) OF THE AGREEMENT IS HEREBY AMENDED BY DELETING THE LAST SENTENCE OF SUCH PARAGRAPH AND REPLACING IT WITH THE FOLLOWING:

                               MCI CONFIDENTIAL

"When referenced in this Paragraph 10, actual monthly usage billing shall exclude Additional DeltaCom Usage, domestic interstate MCI 800 DAL Service usage, and usage of MCI services where no rates are listed in this Agreement for the MCI service and where Members pay standard tariffed rates after application of tariffed discounts."

     6. EXHIBIT E TO THE AGREEMENT IS, HEREBY AMENDED BY DELETING PARAGRAPHS 1(A) AND (B)FROM SUCH EXHIBIT AND REPLACING THEM WITH THE FOLLOWING:

     (a)  MCI International PRISM I Service
          ---------------------------------

          (1) For MCI International PRISM I Service terminating in international countries (excluding MCI International PRISM I Service terminating in Canada and Mexico), Customer shall pay the rates set forth below. No Tariff discounts shall apply to such rates and no discounts otherwise provided in this Agreement, other than as provided in Paragraph 12(b), shall be provided with respect to such service.

                    COUNTRY                         RATE
                    -------                         ----
                    AFGHANISTAN                     [_____]
                    ALBANIA                         [_____]
                    ALGERIA                         [_____]
                    AMERICAN SAMOA                  [_____]
                    ANDORRA                         [_____]
                    ANGOLA                          [_____]
                    ANGUILLA                        [_____]
                    ANTARCTICA                      [_____]
                    ANTIGUA                         [_____]
                    ARGENTINA                       [_____]
                    ARMENIA                         [_____]
                    ARUBA                           [_____]
                    ASCENSION ISLANDS               [_____]
                    AUSTRALIA                       [_____]
                    AUSTRIA                         [_____]
                    AZERBAIJAN                      [_____]
                    BAHAMAS                         [_____]
                    BAHRAIN                         [_____]
                    BANGLADESH                      [_____]
                    BARBADOS                        [_____]
                    BELARUS                         [_____]
                    BELGIUM                         [_____]
                    BELIZE                          [_____]
                    BENIN                           [_____]
                    BERMUDA                         [_____]
                    BHUTAN                          [_____]
                    BOLIVIA                         [_____]
                    BOSNIA                          [_____]
                    BOTSWANA                        [_____]
                    BRAZIL                          [_____]

                               MCI CONFIDENTIAL

                    BRITISH V.I.                    [_____]
                    BRUNEI                          [_____]
                    BULGARIA                        [_____]
                    BURKINA FASO                    [_____]
                    BURUNDI                         [_____]
                    CAMBODIA                        [_____]
                    CAMEROON                        [_____]
                    CAPE VERDE                      [_____]
                    CAYMAN ISLANDS                  [_____]
                    CENTRAL AFRICAN                 [_____]
                    CHAD                            [_____]
                    CHILE                           [_____]
                    CHINA                           [_____]
                    CHRISTMAS ISLAND                [_____]
                    COCOS ISLAND                    [_____]
                    COLOMBIA                        [_____]
                    COMORROS                        [_____]
                    CONGO                           [_____]
                    COOK ISLAND                     [_____]
                    COSTA RICA                      [_____]
                    CROATIA                         [_____]
                    CUBA (HAVANA)                   [_____]
                    CYPRUS                          [_____]
                    CZECH REPUBLIC                  [_____]
                    DENMARK                         [_____]
                    DIEGO GARCIA                    [_____]
                    DJIBOUTI                        [_____]
                    DOMINICA                        [_____]
                    DOMINICAN REPUBLIC              [_____]
                    EASTER ISL                      [_____]
                    ECUADOR                         [_____]
                    EGYPT                           [_____]
                    EL SALVADOR                     [_____]
                    EQUATORIAL GUINEA               [_____]
                    ERITREA                         [_____]
                    ESTONIA                         [_____]
                    ETHIOPIA                        [_____]
                    FAEROE ISLANDS                  [_____]
                    FALKLAND ISLANDS                [_____]
                    FIJI ISLANDS                    [_____]
                    FINLAND                         [_____]
                    FRANCE                          [_____]
                    FRENCH ANTILLES                 [_____]
                    FRENCH GUIANA                   [_____]
                    FRENCH POLYNESIA                [_____]
                    GABON                           [_____]
                    GAMBIA                          [_____]
                    GEORGIA                         [_____]
                    GERMANY                         [_____]
                    GHANA                           [_____]

                               MCI CONFIDENTIAL

                    GIBRALTAR                       [_____]
                    GREECE                          [_____]
                    GREENLAND                       [_____]
                    GRENADA                         [_____]
                    GUADELOUPE                      [_____]
                    GUAM                            [_____]
                    GUANTANAMO                      [_____]
                    GUATEMALA                       [_____]
                    GUINEA                          [_____]
                    GUINEA-BISSAU                   [_____]
                    GUYANA                          [_____]
                    HAITI                           [_____]
                    HONDURAS                        [_____]
                    HONG KONG                       [_____]
                    HUNGARY                         [_____]
                    ICELAND                         [_____]
                    INDIA                           [_____]
                    INDONESIA                       [_____]
                    IRAN                            [_____]
                    IRAQ                            [_____]
                    IRELAND                         [_____]
                    ISRAEL                          [_____]
                    ITALY                           [_____]
                    IVORY COAST                     [_____]
                    JAMAICA                         [_____]
                    JAPAN                           [_____]
                    JORDAN                          [_____]
                    KALINGRAD                       [_____]
                    KAZAKHSTAN                      [_____]
                    KENYA                           [_____]
                    KIRIBATI                        [_____]
                    KUWAIT                          [_____]
                    KYRGYZSTAN                      [_____]
                    LAOS                            [_____]
                    LATVIA                          [_____]
                    LEBANON                         [_____]
                    LESOTHO                         [_____]
                    LIBERIA                         [_____]
                    LIBYA                           [_____]
                    LIECHTENSTEIN                   [_____]
                    LITHUANIA                       [_____]
                    LUXEMBOURG                      [_____]
                    MACAO                           [_____]
                    MACEDONIA                       [_____]
                    MADAGASCAR                      [_____]
                    MALAWI                          [_____]
                    MALAYSIA                        [_____]
                    MALDIVES                        [_____]
                    MALI                            [_____]
                    MALTA                           [_____]

                                MCI CONFIDENTIAL

                    MARSHALL ISLANDS            [_____]
                    MAURITANIA                  [_____]
                    MAURITIUS                   [_____]
                    MAYOTTE ISLAND              [_____]
                    MICRONESIA                  [_____]
                    MIDWAY                      [_____]
                    MOLDAVIA                    [_____]
                    MONACO                      [_____]
                    MONGOLIA                    [_____]
                    MONTSERRAT                  [_____]
                    MOROCCO                     [_____]
                    MOZAMBIQUE                  [_____]
                    MYANMAR (BURMA)             [_____]
                    NAKHODA                     [_____]
                    NAMIBIA                     [_____]
                    NAURU                       [_____]
                    NEPAL                       [_____]
                    NEThERLANDS                 [_____]
                    NETHERLANDS ANTILLES        [_____]
                    NEVIS                       [_____]
                    NEW CALEDONIA               [_____]
                    NEW ZEALAND                 [_____]
                    NICARAGUA                   [_____]
                    NIGER                       [_____]
                    NIGERIA                     [_____]
                    NIUE ISLAND                 [_____]
                    NORFOLK ISLAND              [_____]
                    NORTh KOREA                 [_____]
                    NORWAY                      [_____]
                    OMAN                        [_____]
                    PAKISTAN                    [_____]
                    PALAU                       [_____]
                    PANAMA                      [_____]
                    PAPUA NEW GUINEA            [_____]
                    PARAGUAY                    [_____]
                    PERU                        [_____]
                    PHILIPPINES                 [_____]
                    PITCAIRN ISL                [_____]
                    POLAND                      [_____]
                    PORTUGAL                    [_____]
                    QATAR                       [_____]
                    REUNION ISLAND              [_____]
                    ROMANIA                     [_____]
                    RUSSIA                      [_____]
                    RWANDA                      [_____]
                    SAIPAN                      [_____]
                    SAKHALIN                    [_____]
                    SAN MARINO                  [_____]
                    SAO TOME                    [_____]
                    SAUDI ARABIA                [_____]

                               MCI CONFIDENTIAL

                    SENEGAL                         [_____]
                    SERBIA                          [_____]
                    SEYCHELLES                      [_____]
                    SIERRA LEONE                    [_____]
                    SINGAPORE                       [_____]
                    SLOVAKIA                        [_____]
                    SLOVENIA                        [_____]
                    SOLOMON ISLANDS                 [_____]
                    SOMALIA                         [_____]
                    SOUTH AFRICA                    [_____]
                    SOUTH KOREA                     [_____]
                    SPAIN                           [_____]
                    SRI LANKA                       [_____]
                    ST. HELENA                      [_____]
                    ST. KITTS                       [_____]
                    ST. LUCIA                       [_____]
                    ST. PIERRE & MIQUEL             [_____]
                    ST. VINCENT/GRENADINES          [_____]
                    SUDAN                           [_____]
                    SURINAM                         [_____]
                    SWAZILAND                       [_____]
                    SWEDEN                          [_____]
                    SWITZERLAND                     [_____]
                    SYRIA                           [_____]
                    TADJIKISTAN                     [_____]
                    TAIWAN                          [_____]
                    TANZANIA                        [_____]
                    TATARSTAN                       [_____]
                    THAILAND                        [_____]
                    TOGO                            [_____]
                    TONGA                           [_____]
                    TRINIDAD AND TOBAGO             [_____]
                    TUNISIA                         [_____]
                    TURKEY                          [_____]
                    TURKMENISTAN                    [_____]
                    TURKS & CAICOS ISL              [_____]
                    TUVALU                          [_____]
                    UGANDA                          [_____]
                    UKRAINE                         [_____]
                    UNITED ARAB EMIRATES            [_____]
                    UNITED KINGDOM                  [_____]
                    URUGUAY                         [_____]
                    UZBEKISTAN                      [_____]
                    VANUATU                         [_____]
                    VATICAN CITY                    [_____]
                    VENEZUELA                       [_____]
                    VIETNAM                         [_____]
                    VLADIVOSTOK                     [_____]
                    WAKE ISL                        [_____]
                    WALLIS AND FUTUNA               [_____]

                               MCI CONFIDENTIAL

                    WESTERN SAHARA                  [_____]
                    WESTERN SAMOA                   [_____]
                    YEMEN ARAB REPUBLIC             [_____]
                    ZAIRE                           [_____]
                    ZAMBIA                          [_____]
                    ZIMBABWE                        [_____]

          (2)  The rates set forth in Paragraph (a)(1) above are fixed for six
          (6) months from the Effective Date. Beginning six (6) months after July 1, 1996, MCI shall have the option to revise such rates on 30 days notice to ACCA.

     (b) All tariff limitations on callback traffic will apply individually to each Member's use of MCI International PRISM I Service and are hereby incorporated in this Agreement.

     7. Exhibit H ATTACHED HERETO IS HEREBY ADDED TO THE AGREEMENT AS EXHIBIT H THEREOF.

     8. THE TERMS OF THIS THIRD AMENDMENT WILL BECOME EFFECTIVE, UPON EXECUTION AND DELIVERY BY BOTH PARTIES HERETO, AS OF APRIL 1,1996.

     9. EXCEPT AS EXPRESSLY PROVIDED IN THIS THIRD AMENDMENT, ALL OF THE TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     10. THIS THIRD AMENDMENT, TOGETHER WITH THE AGREEMENT, IS THE COMPLETE AGREEMENT OF THE PARTIES AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS AND REPRESENTATIONS CONCERNING ITS SUBJECT MATTER.

     11. THIS OFFER WILL REMAIN OPEN AND BE CAPABLE OF BEING ACCEPTED BY CUSTOMER UNTIL AUGUST 1, 1996. ANY AND ALL PRIOR OFFERS MADE TO CUSTOMER, WHETHER WRITTEN OR ORAL, SHALL BE SUPERSEDED BY THIS OFFER. ANY FURTHER AMENDMENTS MUST BE IN WRITING AND SIGNED BY BOTH PARTIES.

ASSOCIATED COMMUNICATION            MCI TELECOMMUNICATIONS
COMPANIES OF AMERICA (ACCA)         CORPORATION

/s/ Mike Newkirk                    /s/ Edward W. Smith
----------------------              ------------------------------
Authorized Signature                Authorized Signature

Mike Newkirk V.P.                   /s/ Edward W. Smith / Director
----------------------              ------------------------------
Print Name and Title                Print Name and Title

  8/1/96                              8/9/96
----------------------              ------------------------------
Date                                Date

                               MCI CONFIDENTIAL

                                   EXHIBIT H

           MCI HYPERSTREAM/SM/ FRAME RELAY ENROLLMENT FORM AND AGREEMENT

--------------------------------------------------------------------------------
COMPLETE AND SIGN THIS FORM TO ENROLL YOUR COMPANY IN AN MCI HYPERSTREAM/SM/ FRAME RELAY AGREEMENT. ENROLLMENT IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH BELOW, AND IS NOT VALID UNLESS SIGNED BY CUSTOMER ON OR BEFORE 06/30/96 AND SUBSEQUENTLY ACCEPTED BY AN MCI FINANCE REPRESENTATIVE.
--------------------------------------------------------------------------------

                             CUSTOMER INFORMATION
                    (To be completed by MCI Representative)
Please Print:                 Check one to indicate current term plan enrollment

_______________________           [_] New HyperStream/SM/ Frame Relay Enrollment
Company Name

_______________________           [_] Conversion from existing HyperStream/SM/
Company Address Line 1                Frame Relay

_______________________           [_] Conversion from existing Customized
Company Address Line 2                Business Program

_______________________
                                HyperStream/SM/ Frame Relay
City/State/ZIP                  MEGA ID No. [_] [_] - [_] [_] [_] [_] [_] [_]
                                            [_] - [_] [_]
(  )  -                         COMS ID No. ___________
------------------------
Main Telephone Number

            START DATE, TERM AND MONTHLY MINIMUM VOLUME COMMITMENTS
                         (To be completed by Customer)
Start Date. This Agreement shall be                         Check Month-to-Month or Term Commitment:
effective upon execution by both parties.
The Term or month-to-month service                          [_] Month-to-Month. (Check if enrolling in
(excluding Trial Promotion enrollments)                         HyperStream Frame Relay Trial Promotion).
shall commence on the first day of the next full
monthly billing period following the latest
signature date on this Agreement.

TERMS & CONDITIONS: Enrollment is subject to                [_] Term Commitment. If Term Commitment, indicate
MCI Tariff F.C.C. No. 1, as revised from time to time,          Term and Monthly Minimum.
and the Terms and Conditions herein.
                                                            Term Commitment:___1 yr ___2 yr ___3 Yr ___4 yr ___5 yr
                                                            Monthly Minimum:
RENEWAL POLICY: Agreement automatically renews                              ____$   500   ____$ 25,000
for a period of 1 year following expiration of                              ____$ 2,000   ____$ 50.000
a Term Commitment, unless Customer provides written                         ____$ 5,000   ____$100,000
notice to MCI at least 30 days prior to expiration                          ____$10,000
the original Terms.

                                MCI CONFIDENTIAL

                           ENROLLMENT REQUESTED BY:

        (To be completed and signed by Customer and MCI Representative)

                                                                             _______________________________________________
                                                                             MCI Branch           Dept./Loc. No.

________________________________________________________                     _______________________________________________
Company Representative Name - Please Print                                   MCI Sales Representative Name - Please Print (vnet no.)


________________________________________________________                     _______________________________________________
Title - Please Print                                                         MCI CSC Representative Name - Please Print (vnet no.)

________________________________________________________                              _______________________________________
Company Representative Signature                                             MCI Sales or CSC Representative Signature

________________________________________________________                              _______________________________________
Date                                                                         Date

                            AGREEMENT ACCEPTED BY:
             (To be completed and signed by MCI Billing Services)

________________________________________________________                     _______________________________________________
MCI Finance Representative Name - Please Print                               HyperStream/SM/ Frame Relay Contract Number

___________________________________  ___________________
Finance representative Signature          Date

                               MCI CONFIDENTIAL

                             TERMS AND CONDITIONS

1. DEFINITIONS. "You" and "Your" refers to Customer. "MCI" refers to MCI Telecommunications Corporation. "HyperStream/SM/ Frame Relay" or "HSFR" means MCI's packet-oriented frame-based data networking service, as described in MCI Tariff F.C.C. No.1 ("Tariff"), as revised from time to time

2  SERVICE TERMS.


2.1. This HyperStream/SM/ Frame Relay Enrollment Form and Agreement incorporates by reference the Tariff, as it may be amended or modified from time to time (collectively, the "Agreement"). In the event of any inconsistency between the terms of the Tariff and this Enrollment Form and Agreement, the Tariff shall be deemed controlling. MCI will furnish the service to Customer pursuant to the terms of this Enrollment Form and Agreement and the Tariff, and any other applicable interstate, international or state tariffs, of MCI and its affiliates.


2.2. With the exception of revisions of the Tariff made in accordance with applicable law, this Agreement may only be amended in writing signed by authorized representatives of the parties.


3. RATES AND CHARGES. Customer will pay standard rates as set forth in the Tariff for MCI HyperStream/SM/ Frame Relay service, including but not limited to access charges, installation charges, reconfiguration charges, monthly recurring port and permanent virtual circuit ("PVC") charges. MCI charges which contribute to satisfaction of any Monthly Minimum are set forth in the Tariff ("Qualifying Volume"). MCI charges eligible for discounts are also set forth in the Tariff ("Eligible Volume").

3.1  Month-to-Month.

     If Customer selected a Month-to-Month plan, Customer shall pay standard month-to-month tariffed rates without a term or volume commitment, except Customer shall be liable for satisfying any monthly PVC minimum requirements.

3.2  HyperStream/SM/ Frame Relay Network Pricing Plan ("HPP").


     3.2.1  Term and Monthly Minimum Commitments.

            If Customer selected an HPP, in lieu of any other tariffed term plan (except Access Pricing Plans), Customer agrees to use services pursuant to this Agreement for a period of years, as indicated above ("Term"). Customer further agrees to purchase at least the Monthly Minimum, before application of any discounts, of HSFR recurring port and PVC charges for services pursuant to the Tariff, during each month of the Term. At the completion of each year in a multi-year Term, Customer may increase its Monthly Minimum. Following execution by Customer of an amendment increasing its Monthly Minimum, the terms and conditions of this Agreement will then apply at the new, higher Monthly Minimum. After expiration of the initial Term, this Agreement shall automatically renew for a period of one
            (1) year, unless MCI receives written notice of termination from Customer at least thirty (30) days prior to expiration of the initial Term, or unless Customer has met the requirements set forth under "Termination without Liability." Upon expiration of the renewal period, Customer will receive standard tariffed rates for month-to-month HSFR service, until such time as either party provides the other with at least thirty (30) days written notice of termination. The term of an associated Access Pricing plan ("APP") is independent of the HPP term.

     3.2.2  Underutilization Liability.

            Commencing with the fourth (4th) full monthly billing period following commencement of the Term, if Customer fails to satisfy its Monthly Minimum during any month of the Term, Customer shall pay an underutilization charge equal to one hundred percent (100%) of the difference between Customer's Qualifying Volume during such month and Customer's Monthly Minimum.

     3.2.3  Early Termination Liability.


                               MCI CONFIDENTIAL

            If Customer terminates this Agreement prior to expiration of the Term or prior to expiration of any renewal period, other than pursuant to the terms set forth below for "Termination without Liability", Customer shall pay early termination charges, equal to a portion of the total HPP discounts received during the Term prior to termination, based upon the year in which Customer terminates.

                Term                 Year of Termination         Percentage of Discount Repayment
                ----                 -------------------         --------------------------------
                5 years                       1                              100%
                                              2                               75%
                                              3                               50%
                                              4                               30%
                                              5                               15%
             ---------------------------------------------------------------------------------------
                4 years                       1                              100%
                                              2                               75%
                                              3                               50%
                                              4                               30%
             ---------------------------------------------------------------------------------------
                3 years                       1                              100%
                                              2                               75%
                                              3                               50%
             ---------------------------------------------------------------------------------------
                 2 years                      1                              100%
                                              2                              500%
             ---------------------------------------------------------------------------------------
                 1 year                       1                              100%

     3.2.4  Termination Without Liability.

            Customer may discontinue this Agreement without liability, except for charges incurred prior to termination, provided Customer executes a new HyperStream/SM/ Frame Relay agreement with a greater or equal term and a greater or equal monthly volume commitment.

4. PROMOTIONS. Customer will receive HSFR promotions indicated with an "X" below, pursuant to the eligibility requirements, availability, and other terms and conditions as set forth in the Tariff. In the event a promotion is selected for which Customer is ineligible, or in the event an unacceptable combination of promotions is selected, such promotion selections will be invalid and this Agreement shall remain in full force and effect without regard to any invalid promotion selections.

_________   HyperStream/SM/ Frame Relay Trial Promotion. Customer shall pay rates and charges pursuant to the terms and conditions of the Tariff during the first sixty (60) days following implementation of the first service element ("Trial Period"), provided Customer has not received MCI HSFR service during the previous 365 days and Customer satisfies any other eligibility requirements set forth in the Tariff
            Upon expiration of the Trial Period, Customer will automatically be enrolled in an MCI HyperStream/SM/ Frame Relay agreement for HSFR service on a monthly-month basis pursuant to the terms and conditions of the Tariff, unless Customer executes an MCI
            HyperStream/SM/ Frame Relay agreement with term and monthly volume commitments prior to expiration of the Trial Period, or unless
            Customer provides written notice of termination to MCI prior to expiration of the Trial Period. The HSFR Trial Promotion may not be used concurrently with any other HyperStream Promotional Offering but, upon expiration of the Trial Period, Customer may be eligible to receive the benefits of one or more HyperStream Promotion
            Offerings.

__________  HyperStream/SM/ Frame Relay Sign-Up Promotion (customers receiving
            HyperStream/SM/ Frame Relay service at any time during the preceding 365 days, except pursuant to the Trial Promotion, are ineligible for this promotion)

                                MCI CONFIDENTIAL

__________  HyperStream/SM/ Frame Relay Network Growth Promotion

__________  HyperStream/SM/ Frame Relay Competitive Conversion Promotion


5. GOVERNING LAW. The provision of service under this Agreement is subject to the terms of the Communications Act of 1934, as administered by the Federal Communications Commission.

6. COMPLETE AGREEMENT. This Enrollment Form and Agreement, including any MCI attachments hereto, together with the Tariff, constitutes the complete agreement of the parties concerning HSFR service and supersedes any prior proposals, discussions or agreements, written or oral, concerning HSFR.

                                MCI CONFIDENTIAL